UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2024
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2024, the Compensation Committee of the Root, Inc. (the “Company”) Board of Directors determined to award equity grants to the Company’s current executive officers in the form of performance-based restricted stock units (PSUs) with a grant date of November 13, 2024.

The PSUs vest on the basis of (i) achievement of performance conditions related to adjusted EBITDA and new policies written during calendar year 2025, and (ii) a time-based vesting period, with 25% of the PSUs vesting upon certification of performance by the Compensation Committee and 25% per year thereafter, subject to the individual’s continued service through such date. The PSUs vest and pay out in the form of one share of Class A common stock per PSU and are subject to a threshold, below which the PSUs will not vest, and an upward limit of 200%.

If, prior to the end of the performance period or the holding period, a Change in Control (as defined in our 2020 Equity Incentive Plan) occurs, then (i) if during the performance period, the performance period will be shortened and will end as of immediately prior to the Change in Control and the PSUs will vest at the greater of target or the achievement of the performance conditions on a prorated basis, and pay out, and (ii) if during the time-based vesting period, the PSUs will vest and pay out.

Subject to the terms of executive officer employment agreements, which provide for accelerated vesting in certain circumstances, unvested PSUs are forfeited upon termination of service. Retirement-eligible individuals will continue to be eligible to vest in and receive a pay out of PSUs on the original schedule provided they comply with the terms of the retirement provision in the applicable award agreement.

Alexander Timm, our Chief Executive Officer, was granted 73,805 PSUs. Megan Binkley, our Chief Financial Officer, was granted 37,577 PSUs. Matt Bonakdarpour, our President and Chief Technology Officer, was granted 66,207 PSUs. Jonathan Allison, our Chief Administrative Officer, was granted 35,790 PSUs.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1#	Form of Root, Inc. 2020 Equity Incentive Plan Performance-Based RSU Award Grant Notice and Agreement (2024 Grant)
10.2#	Form of Root, Inc. 2020 Equity Incentive Plan Performance-Based RSU Award Grant Notice and Agreement Retirement-Eligible (2024 Grant)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
# Indicates management contract or compensatory plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: November 15, 2024
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director